SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No.1)
                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [_]
                           Check the appropriate box:
                         [_] Preliminary Proxy Statement
   [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
                                    6(e)(2))
                         [X] Definitive Proxy Statement
                       [_] Definitive Additional Materials
                [_] Soliciting Material under Rule (S)240.14a-12
                          Elocity Networks Corporation
                               [GRAPHIC OMITTED]
                (Name of Registrant as Specified In Its Charter)
                               [GRAPHIC OMITTED]
                  (Name of Person(s) Filing Proxy Statement if
                      other than the Registrant) Payment of
                        Filing Fee (Check the appropriate
                                      box):
                              [X] No fee required.
                [ ] Fee computed on table below per Exchange Act
                          Rules 14a-6(i) (1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
                                       N/A

(2) Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4) Proposed maximum aggregate value of transaction: N/A
(5) Total fee  paid:  N/A
[_] Fee paid  previously  with  preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid: N/A [GRAPHIC OMITTED]

(2) Form, Schedule or Registration Statement No.: N/A


(3) Filing Party: N/A


(4) Date Filed: N/A


                          ELOCITY NETWORKS CORPORATION
                                 26 Blue Cay Rd
                           Coronado, California 90118
                            Notice of Annual Meeting
                               and Proxy Statement
Dear Shareholder:
There is no meeting scheduled, the DEF 14A as filed 10 June, 2002 was entered in error and is cancelled. This statement should have been filed as a PRE 14C amendment.

Sincerely yours,
Sandra Jorgensen
President
June 12, 2002

                           NOTICE OF ANNUAL MEETING OF
                       SHAREHOLDERS OF Elocity Networks Corporation.
None
GENERAL INFORMATION
None
Quorum
None
Other Matters
None
APPROVAL OF AMENDED ARTICLES OF INCORPORATION

None
AUTHORIZATION OF ADDITIONAL COMMON SHARES

None.
AUTHORIZATION OF  PREFERRED SHARES

None

INCREASING THE THRESHOLD PERCENTAGE OF SHAREHOLDER VOTES
REQUIRED FOR CERTAIN ACTIONS

None

APPROVAL OF AMENDED AND RESTATED CODE OF REGULATIONS

None
ELIMINATING THE CLASSIFICATION OF THE BOARD INTO THREE CLASSES

None
ALLOWING FOR COMMUNICATIONS TO SHAREHOLDERS AND DIRECTORS TO BE
MADE ELECTRONICALLY

None
EXPANDING INDEMNIFICATION OF OFFICERS AND DIRECTORS

None
ELECTION OF DIRECTORS IF AMENDED AND RESTATED CODE OF REGULATIONS IS APPROVED

None to all sections.